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                                                                   Exhibit 10.33


                                 PROMISSORY NOTE
                             (WORKING CAPITAL NOTE)

$2,500,000.00                                                      June 23, 1999
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, CAMINUS LLC, a Delaware corporation (the "Company"), hereby promises to pay to the order of FLEET BANK, N.A. (the "Lender"), for the account of its respective Applicable Lending Offices provided for in the Credit Agreement referred to below, at the principal office of Fleet Bank, N.A. at 1185 Avenue of the Americas, New York, New York 10036, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Working Capital Loans made by the Lender to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Working Capital Loan, at such office, in like money and funds, for the period commencing on the date of such Working Capital Loan until such Working Capital Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Lender is hereby authorized to record the date, Type and amount of each Revolving Loan made by the Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on its internal books and records and/or on the schedule annexed to and constituting a part of this Note, and any such recordation on such schedule shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure by the Lender to make any such recordation shall not affect the obligations of the Company under this Note or the Credit Agreement referred to below.

         This Note is the Working Capital Note referred to in the Credit Agreement, dated as of June 23, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Company and the Lender, and evidences the Working Capital Loans made by the Lender thereunder. Capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note is subject to all of the terms and conditions of the Credit Agreement and the holder hereof is entitled to all of the benefits thereunder, including without limitation the election of the jurisdiction(s) and venue(s) in which the Lender may enforce this Note.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein. Further, any payment of principal or interest not paid on the due dates shall be subject to a "late charge", "late fee" and/or the "Default Rate" as provided in the Credit Agreement.

         The undersigned hereby waives presentment, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         Except as permitted under the Credit Agreement, this Note may not be assigned by the Lender or the Company to any Person.
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         The obligations of the Company to make payments when due of any amount owing under this Note are entitled to the benefits of the guarantees, collateral security and other rights provided for in the Loan Documents.

         THIS NOTE SHALL BE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer being duly authorized, as of the date first above written.

                                              CAMINUS LLC

                                              By:    /s/ Mark A. Herman
                                                     -----------------------
                                              Name:  Mark Herman
                                              Title: Chief Financial Officer
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                        SCHEDULE OF WORKING CAPITAL LOANS

         This Note evidences Working Capital Loans made, Continued or Converted under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                                                    Amount Paid,
   Date Made,        Principal                                    Duration of          Prepaid,         Unpaid
  Continued or       Amount of       Type of       Interest        Interest         Continued or       Principal       Notation
   Converted           Loan           Loan           Rate           Period            Converted         Amount         Made By
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
